                                                                    Exhibit 99.7


                             MODIFICATION AGREEMENT


         THIS MODIFICATION AGREEMENT (the "Agreement") is made effective as of June 1, 2001 (the "Effective Date"), by and among MicroTech Leasing Corp. ("MicroTech") and EasyLink Services Corporation ("EasyLink").

                              W I T N E S S E T H:

         A. MicroTech and EasyLink entered into Lease # 10977 dated March 18, 1999 and Lease # 10983 dated May 7, 1999 (both of the aforementioned Leases and all amendments and lease schedules thereto are collectively referred to herein as the "Lease").

         B. Pursuant to the Lease, EasyLink leased certain equipment from MicroTech (the "Leased Equipment) as more fully described in the Lease.

         C. EasyLink has requested that MicroTech modify certain terms and conditions of the Lease as set forth herein and forbear from exercising its rights and remedies under the Lease, and MicroTech has agreed to do so for the period provided herein and subject to EasyLink's strict compliance with the terms and conditions set forth herein; and

         D. MicroTech has agreed to a modification of the payment terms of the Lease as set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Recitals. The foregoing recitals are true and correct and are hereby incorporated into the text of this Agreement by this reference.

         2. Ratification, Reaffirmation and Acknowledgement. EasyLink acknowledges, ratifies, reaffirms, confirms and agrees to all of the terms, covenants, conditions set forth in the Lease and confirms that $1,038,468.14 (hereinafter collectively referred to as the "Indebtedness") is due and payable by EasyLink to MicroTech as of August 1, 2001 pursuant to the terms of the Lease without offset, counterclaim or defenses.

         3. Representations of EasyLink. EasyLink hereby represents and warrants to MicroTech the following:

                  (a) Neither the execution of this Agreement, nor the consummation of the terms thereof by EasyLink will constitute a violation of, or will conflict with, any agreement entered into by any of said parties, or any order, decree or judgment made against any of the parties.

                  (b) There is no pending action or proceeding against or involving the Leased Equipment.

                  (c) With the exception of the payment terms in the Lease, MicroTech may under the terms of the Lease exercise all rights and remedies under the Lease.


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                  (d) EasyLink, recognizing that MicroTech has changed its
position and will change its position in reliance on the foregoing representations, acknowledgments, and warranties of EasyLink, further agrees that:

                           (i) If EasyLink should default under the terms of this Agreement and the default is not cured within 7 days after notice from MicroTech, MicroTech may exercise its rights and remedies as provided for in the Lease; and

                           (ii) EasyLink will not attempt to delay or frustrate MicroTech's exercise its rights and remedies under the Lease, nor raise any defenses to same.

                  (e) The Lease is in full force and effect as of the date hereof, is enforceable according to its terms, and there are no defenses or offsets to the collection by MicroTech of sums due thereunder.

         4. Representations, Covenants and Warranties of MicroTech and EasyLink. MicroTech and EasyLink hereby jointly and severally represent and warrant as follows:

                  (a) All terms and conditions of the Lease not otherwise modified herein shall continue in full force and effect during the term of this Agreement.

                  (b) References in this Agreement to the exercise of rights and remedies provided for in the Lease shall mean those rights and remedies in the Lease with the exception of the Indebtedness, which shall be governed by the Forbearance Note described below.

         5. Forbearance Note. On the date hereof, EasyLink shall execute and deliver to MicroTech a promissory note in the principal amount of $1,038,468.14 (the "Forbearance Note). The Forbearance Note shall be payable on demand after October 31, 2001, and shall accrue interest at the rate of 12% per annum beginning from August 1, 2001. A copy of the form of the Forbearance Note is attached as Exhibit A. The Forbearance Note shall continue to be secured by the Leased Equipment pursuant to the Lease, provided that MicroTech shall release such security interest in any Leased Equipment that MicroTech sells to EasyLink pursuant to Section 6 or otherwise.

         6. Terms and Conditions.

                  (a) On or before September 22, 2001, EasyLink shall return to MicroTech Leased Equipment or equivalent equipment reasonably acceptable to MicroTech (collectively the "Returned Equipment") having a minimum aggregate value of at least 50% of the original equipment cost of which totals $907,776.67 ("OEC"). EasyLink shall, at its own cost and expense, deliver the Returned Equipment to PCR Corp., 65 Bay State Road, Braintree, MA 02184 (the "MicroTech Location"). MicroTech may, in its sole discretion, notify EasyLink what Leased Equipment MicroTech wants included in the Returned Equipment and EasyLink shall use its best efforts to include such equipment in the Returned Equipment.

                  (b) On or before October 22, 2001, EasyLink, at its own cost and expense, shall deliver the remaining Leased Equipment to the MicroTech Location.

                  (c) Notwithstanding the above, EasyLink will purchase, for 17.5% of the original equipment cost (the "Equipment Purchase Payment"), any and all of the Leased


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

Equipment that MicroTech does not request to be returned by September 22, 2001, 2001 and any missing and/or damaged equipment (unless replaced with equivalent equipment reasonably acceptable to MicroTech). All amounts due MicroTech by EasyLink under this paragraph (c) shall be paid upon the earlier of October 31, 2001 or completion of raising the Additional Capital as set forth in Section 10 below. For each business day that the Equipment Purchase Payment is late, EasyLink will pay MicroTech a liquidated damage amount equal to 2.5% of the amount of the payment shortfall. EasyLink, at its option, may pay the liquidated damage amount in cash or shares of EasyLink Class A common stock, par value $.01 per share (such shares to be valued at the average of the closing prices of EasyLink's Class A common stock for 10 trading days ending one week before the penalty payment date or, if on any trading day there is no closing price then the closing price for such day shall be deemed to be the average of the closing bid and asked prices on such day).

                  (d) On or before September 22, 2001, EasyLink will grant Micro-Tech a lien on EasyLink's assets to secure the obligations under the Forbearance Note subject to the following provisions:

         (1) the lien will not cover working capital and will permit the issuance of up to $25 million of debt with more senior Liens to raise new cash capital,

         (2) the lien will also be subordinate to existing Liens and Permitted Liens (as defined below),

         (3) the lien under the security agreement will be pari pasu with other debt secured by such lien, and

         (4) EasyLink will arrange for a collateral agent to manage liens for all parties under such agreement, both existing and new, such as new trade and other creditors.

         As used herein, "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person.

         As used herein, "Permitted Liens" means:

                  (1) Liens securing the Note;

                  (2) Liens securing Purchase Money Indebtedness, provided such Liens do not extend to any assets of the Company other than the assets so acquired;

                  (3) Liens on property of a Person existing at the time such Person is merged into or consolidated with any of the Company, provided, that such Liens were not incurred in connection with, or in contemplation of, such merger or consolidation;

                  (4) Liens on property existing at the time of acquisition thereof by any of the Company; provided that such Liens were not incurred in connection with, or in contemplation of, such acquisition and do not extend to any assets of any of the Company other than the property so acquired;

                  (5) Liens to secure the performance of statutory obligations, surety or appeal bonds or performance bonds, or landlords', carriers', warehousemen's, mechanics', suppliers', materialmen's or other like Liens, in any case incurred in the ordinary course of business and with respect to amounts for which an adequate reserve or other appropriate provision, if any, as is required by GAAP shall have been made therefor;

                  (6) Liens existing on the date of this Agreement;

                  (7) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

                  (8) Liens incurred in the ordinary course of business of the Company with respect to obligations that do not exceed $5 million in principal amount in the aggregate at any one time outstanding;

                  (9) Liens securing Indebtedness issued in exchange for, or the proceeds of which are used to extend, refinance, renew, replace, substitute or refund in whole or in part Indebtedness that is secured by such Liens; provided that such Liens shall not extend to assets other than the assets that secure such Indebtedness being refinanced;

                  (10) any interest or title of a lessor under any Capital Lease Obligation; and

                  (11) extensions, renewals or refundings of any Liens referred to in clauses (1) through (10) above or this clause (11), provided that any such extension, renewal or refunding does not extend to any assets or secure any Indebtedness not securing or secured by the Liens being extended, renewed or refinanced.

                  As used herein, "Purchase Money Indebtedness" means:

                  (1) Indebtedness of the Company incurred (within 180 days of such purchase) to finance the purchase of any assets (including the purchase of equity interests of Persons that are not Affiliates of the Company) of the Company, provided that the amount of Indebtedness thereunder does not exceed 100% of the purchase cost of such assets; or

                  (2) Indebtedness of the Company which refinances indebtedness referred to in clause (1) of this definition, provided that such refinancing satisfies the proviso of such clause (1).

         7. Forbearance and Waiver. Provided that (i) EasyLink executes the Forbearance Note, (ii) EasyLink complies with all terms and conditions of this Agreement, and (iii) no additional default occurs under the Lease, then MicroTech agrees that it shall forbear from exercising its remedies under the Lease until October 31, 2001 (the "Forbearance Period"). In the event EasyLink at any time fails to comply with clause (i), (ii) or (iii) hereinabove, MicroTech shall be entitled to immediately exercise any and all rights it may have under this Agreement and the Lease and may declare the Forebearance Note to be immediately due and payable.

         Nothing in this paragraph or in any other provision of this Agreement shall be deemed to be a waiver of any of MicroTech's rights under the Lease or otherwise available to MicroTech at law or in equity. In addition, nothing in this Agreement shall be construed to release EasyLink from any liability under the Lease. MicroTech hereby expressly reserves all such remedies.

         8. Anti-Novation. It is the intent of the parties that this Agreement shall not constitute a novation, and shall in no way adversely affect the lien priority of the Lease, to the extent applicable. In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Lease over the claim which would otherwise be subordinate thereto, then to the extent that third parties acquiring an interest in such property between the time of execution of the Lease and the execution hereof are hereby prejudiced, this Agreement or such portion hereof as shall be so construed, shall be void and of no force and effect and this Agreement shall constitute, as to that portion, a subordinate lien on the collateral incorporating by reference the terms of the Lease, and which Lease shall then be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto as between themselves shall be bound by all terms and conditions hereof until all indebtedness evidenced by the Lease has been satisfied.

         9. Default. EasyLink acknowledges that but for this Agreement it would be in default under the Lease and that, upon default under this Agreement or upon further default under the Lease, MicroTech may immediately exercise any and all rights provided to MicroTech under the Lease and applicable law, including, without limitation, an action on the Forbearance Note against EasyLink. EasyLink hereby acknowledges and admits that in any action on the Forebearance Note commenced after October 31, 2001, MicroTech shall be entitled to a judgment as a matter of law, and EasyLink hereby waives, abandons and relinquishes all defenses thereto and agrees not to seek or to prevent either the entry of a final judgment against EasyLink for payment of the indebtedness due under the Lease, or any post-judgment remedy allowed by law. EasyLink hereby releases MicroTech and its officers, directors, shareholders, agents, attorneys, successors and assigns, from any and all claims, actions, demands, and causes of actions, whether in contract, tort or otherwise, existing as of the date of this Agreement which relate to or arise from the Lease, or pertaining directly or indirectly thereto. Further, upon the occurrence of a Default under this Agreement, MicroTech shall be entitled to exercise any and all rights and remedies against EasyLink by virtue of the defaults under the Lease existing as of the date hereof, EasyLink acknowledging and agreeing that MicroTech shall not be deemed to have waived or relinquished such rights or remedies by reason of entering into this Agreement.

         10. Restructure. If EasyLink (i) is not in material default under this Agreement or any of the non-payment terms of the Lease; (ii) successfully raises a minimum of $10,000,000.00 of capital by no later than October 31, 2001 (the "Financing Condition"); and (iii) enters into a restructuring arrangement with AT&T Corp. with respect to its outstanding note in the original principal amount of $35 million, George Abi Zeid with respect to his outstanding note in the original principal amount of $9.2 million and lessors holding at least 90% of its equipment lease obligations on terms and conditions taken as a whole that are not more favorable to such parties than the terms hereof (the "Other Creditor's Condition"), then the Lease shall be terminated and MicroTech will convert the Forbearance Note into the Note, the Shares and the other rights provided below and EasyLink shall enter the Registration Rights Agreement on the following terms and conditions:

                  (a) EasyLink shall execute and deliver to MicroTech a convertible promissory note in the principal amount of $303,233 ("Note"). The Note shall be in the form of Exhibit B attached hereto. The initial conversion price of the Note shall be appropriately adjusted in the event the Company shall effect a stock split, stock dividend or stock combination on or before the closing. The Equipment Purchase Payment shall continue to be secured by the Leased Equipment pursuant to the Lease, provided that MicroTech shall release such security interest in any Leased Equipment that MicroTech sells to EasyLink pursuant to Section 6 or otherwise. The Note shall be secured by the lien under the security agreement entered into pursuant to Section 6(d) above on the same terms and conditions. In addition to the payments on the Note, on the third anniversary of the date of issuance of the Note, EasyLink shall make a balloon payment to MicroTech in the amount of $181,555.

                  (b) EasyLink shall deliver 454,849 shares of EasyLink's Class A common stock ("Shares") to MicroTech. Such number of Shares shall be appropriately adjusted in the event the Company shall effect a stock split, stock dividend or stock combination on or before the closing.

                  (c) EasyLink and MicroTech will execute an Accession Agreement pursuant to which MicoTech shall become a party to the registration rights agreement which will obligate EasyLink to file a registration statement covering the resale of the Shares within 45 days from the closing of the restructuring and to use all reasonable commercial efforts to cause such registration statement to become effective as soon as practicable thereafter. A copy of the form of Registration Rights Agreement is attached as Exhibit C.

                  (d) MicroTech has the right to examine all other agreements with other creditors and to ensure that the Other Creditors Condition has been satisfied. EasyLink shall deliver any agreement with another creditor to MicroTech within two (2) business days of MicroTech having made request for the agreement.

         11. Compliance with Act; Disposition of Shares of Common Stock.

                  (a) Compliance with Act. The holder of the Note and the Shares (collectively, the "Securities"), by acceptance thereof, agrees that the Securities, and the shares to be issued upon conversion of the Note (the "Conversion Shares") are being acquired for investment and that such holder will not offer, sell or otherwise dispose of the Securities or the Conversion Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. Upon conversion of the Note, unless the Conversion Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Conversion Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. The Securities and the Conversion Shares (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:


         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, OR (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES."

         Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of the Securities, the holder specifically represents to the Company, as of the date hereof and upon the date of issuance of the Securities, by acceptance of the Securities as follows:

                           (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Securities. The holder is acquiring the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                           (2) The holder understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

                           (3) The holder further understands that the Securities must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

                           (4) The holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

                  (b) Disposition of Securities or Conversion Shares. With respect to any offer, sale or other disposition of any of the Securities or the Conversion Shares prior to registration thereof, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) thereof and indicating whether or not under the Act certificates for the Securities or the Conversion Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of such Securities or Conversion Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 11(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, the Securities or the Conversion Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing

Securities or the Conversion Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                  (c) Applicability of Restrictions. Neither any restrictions of any legend described in the Securities or the Conversion Shares nor the requirements of Section 11(b) above shall apply to any transfer of, or grant of a security interest in, the Securities or the Conversion Shares or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Agreement as if an original holder hereof.

         12. Expenses. EasyLink agrees to pay all costs, fees, and expenses of MicroTech in the enforcement of this Agreement.

         13. Integration. This Agreement, together with the Lease, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements, and understandings related to this matter.

         14. Severability. The provisions of this Agreement are intended to be severable. If any of the provisions of this initial Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any matter affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

         15. Governing Law. This Agreement shall be governed and construed in accordance with the subsequent laws of the State of New York, without regard to the choice of law or principles of such state.

         16. Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases contained herein shall survive the termination of the forbearance period and payment in full of the obligations of EasyLink.

         17. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

         18. Venue; Jurisdiction; Jury Trial Waiver. EasyLink and MicroTech each hereby irrevocably: (1) consent to the jurisdiction of any state or federal court sitting in the City of New York, Borough of Manhattan, State of New York;
(2) agree that venue shall be proper in any court of competent jurisdiction located in the City of New York, Borough of Manhattan, State of New York; and
(3) waive the right to trial by jury on any controversy arising out of or relating to this Agreement or the Lease.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the effective date.

                                                  MicroTech Leasing Corp.
                                                  211 College Road East
                                                  Princeton, NJ 08540


                                                  By: /s/ Martin G. Chilek
                                                     --------------------------
                                                  Martin G. Chilek
                                                  Vice President

                                                  EasyLink Services Corporation


                                                  By: /s/ David Ambrosia
                                                     --------------------------
                                                  Print Name: David Ambrosia
                                                  Its: EVP & General Counsel

                                    EXHIBIT A

                                 PROMISSORY NOTE


Date of Note:     August 1, 2001

Amount of Note:   $1,038,468.14

FOR VALUE RECEIVED, the undersigned ("Maker") does hereby covenant and promise to pay to the order of MICROTECH LEASING CORP., or its successors or assigns, ("Lender"), at 211 College Road East, Princeton, NJ 08540 or at such other place as Lender may designate to Maker in writing from time to time, in legal tender of the United States, the sum of One Million Thirty-Eight Thousand Four Hundred Sixty Eight and 14/100 Dollars ($1,038,468.14), together with all accrued interest, which shall be due and payable upon the following terms and conditions contained in this Note.

         1. Interest Rate: This Note shall bear interest commencing August 1, 2001 computed at the rate of twelve percent (12%) per annum on the outstanding principal balance. In all cases, interest shall be calculated on the basis of a year of 360 days with twelve 30-day months (i.e., interest will accrue and be paid for each full calendar month based on 1/12 of the annual interest and on the actual number of calendar days elapsed for any partial month). Interest shall be due and payable on the date when principal of the Note is due and payable.

         2. Term: The Note shall be due and payable in full on demand from Lender to Maker (the "Maturity Date"), which demand may be made at any time after October 31, 2001.

         3. Payment Terms The entire outstanding principal balance plus any accrued but unpaid interest thereon shall be due and payable in full on the Maturity Date.

         4. Prepayment: This Note may be prepaid, in whole or in part, at any time during the term hereof.

         5. Default Interest Rate: All delinquent principal and installments of interest shall bear interest from the date that said payments are due at a rate equal to seventeen percent (17%) per annum calculated in the same manner as set forth in Section 1.

         6. Acceleration: Should any default occur in the payment as stipulated above of either the interest or principal, or should a default occur under that certain Modification Agreement executed by and between Lender and Maker dated of even date herewith (and such default is not cured with fifteen (15) days after Lender provides notice to Maker), then in either event, the principal of this Note or any unpaid part thereof and all accrued interest thereon shall, in the sole discretion of Lender, at once become due and payable and may be collected forthwith without notice to the undersigned, regardless of the stipulated date of maturity. However, Lender may, in the sole discretion of Lender, accept payments made by Maker after any default has occurred, without waiving any of Lender's rights herein.

         7. Costs: In the event that this Note is collected by law or through attorneys at law, or under advice therefrom (whether such attorneys are employees of Lender or an affiliate of Lender or are outside counsel), Maker and any endorser, guarantor or other person primarily or secondarily liable for payment hereof hereby, severally and jointly agree to pay all costs of collection, including reasonable attorneys' fees including charges for paralegals and others working under the direction or supervision of Lender's attorneys, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise.

         8. Documentary Stamp Tax Liability. The Maker shall pay any and all documentary stamp tax and/or any other excise tax due and payable on this Note. The Maker shall further indemnify and save harmless Lender from any documentary stamp tax or intangibles tax assessed by the State of New York, including, without limitation, any penalties and interest (the "Taxes"). The Maker hereby waives any right that it may have now or in the future to raise nonpayment of the Taxes as a defense to the collection of this Note.

         9. Usury: Nothing herein contained, nor any transaction related thereto, shall be construed or so operate as to require Maker or any person liable for the repayment of same, to pay interest in an amount or at a rate greater than the maximum allowed by applicable law. Should any interest or other charges paid by Maker, or any parties liable for the payment of the loan made pursuant to this Note, result in the computation or earning of interest in excess of the maximum legal rate of interest permitted under the law in effect while said interest is being earned, then any and all of that excess shall be and is waived by Lender, and all that excess shall be automatically credited against and in reduction of the principal balance, and any portion of the excess that exceeds the principal balance shall be paid by Lender to Maker or any parties liable for the payment of the loan made pursuant to this Note so that under no circumstances shall the Maker, or any parties liable for the payment of the loan hereunder, be required to pay interest in excess of the maximum rate allowed by applicable law.

         10. Continuing Security Interest: This Note shall continue to be secured by the Leased Equipment pursuant to the Lease (as such terms are defined in the Modification Agreement).

         11. Jurisdiction: The laws of the State of New York shall govern the interpretation and enforcement of this Note. In the event that legal action is instituted to collect any amounts due under, or to enforce any provision of, this instrument, Maker and any endorser, guarantor or other person primarily or secondarily liable for payment hereof consent to, and by execution hereof submit themselves to, the jurisdiction of the courts of the Borough of Manhattan, City and and State of New York, and, notwithstanding the place of residence of any of them or the place of execution of this instrument, such litigation may be brought in or transferred to a court of competent jurisdiction in and for the Borough of Manhattan, City and and State of New York.

         12. Miscellaneous:

                  a. TIME IS OF THE ESSENCE OF THIS NOTE.

                  b. It is agreed that the granting to Maker or any other party of an extension or extensions of time for the payment of any sum or sums due under this Note or for the performance of any covenant or stipulation thereof or the taking of other or additional security shall not in any way release or affect the liability of Maker under this Note.

                  c. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  d. All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, notice, protest, notice of protest and notice of dishonor.

                  e. Anything herein to the contrary notwithstanding, the obligations of Maker under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Lender would be contrary to provisions of law applicable to Lender limiting the maximum rate of interest which may be charged or collected by Lender.

                  f. Maker acknowledges that Lender shall have no obligation whatsoever to renew, modify or extend this Note or to refinance the indebtedness under this Note upon the maturity thereof, except as specifically provided herein.

                  g. Lender shall have the right to accept and apply to the outstanding balance of this Note any and all payments or partial payments received from Maker after the due date therefor, whether this Note has been accelerated or not, without waiver of any of Lender's rights to continue to enforce the terms of this Note and to seek any and all remedies provided for herein or in any instrument securing the same, including, but not limited to, the right to foreclose on such security.

                  h. The term "Maker" as used herein, in every instance shall include the makers of this Note, and its heirs, executors, administrators, successors, legal representatives and assigns, and shall denote the singular and/or plural, the masculine and/or feminine, and natural and/or artificial persons whenever and wherever the context so requires or admits.

                  i. If more than one party executes this Note, all such parties shall be jointly and severally liable for the payment of this Note.

         13. Waiver of Jury Trial: MAKER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, Maker has duly executed this Note effective the day and year first above written.

                                                  MAKER:

                                                  EASYLINK SERVICES CORPORATION


                                                  By:
                                                     ---------------------------
                                                  Print Name:
                                                             -------------------
                                                  Title:
                                                        ------------------------

                                    EXHIBIT B

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                          EASYLINK SERVICES CORPORATION

                           CONVERTIBLE PROMISSORY NOTE


$303,233                                               Effective: August 1, 2001

         FOR VALUE RECEIVED EASYLINK SERVICES CORPORATION, a Delaware corporation ("Company") promises to pay to MICROTECH LEASING CORP. ("Holder"), or its registered assigns, the principal sum of THREE HUNDRED THREE THOUSAND TWO HUNDRED THIRTY THREE DOLLARS ($303,233), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from August 1, 2001 on the unpaid principal balance at a rate equal to 12.0% per annum, computed on the basis of twelve 30 day months, payable as provided herein.

         The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

         1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

         "Affiliate," with respect to any Person, means (i) any director, officer or employee of such Person, (ii) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (iii) any Person beneficially owning or holding 5% or more of any class of voting securities of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 5% or more of any class of voting securities. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate," when used herein without reference to any Person shall mean an Affiliate of Company.

         "Bankruptcy Law" shall mean Title 11, U.S. Code or any similar federal, state or foreign bankruptcy, insolvency or similar law.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

          "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Capital Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at the time any determination thereof is to be made shall be the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on a balance sheet in accordance with GAAP.

         "Common Stock" means Class A common stock, par value $.01 per share, of Company or any shares into which such shares have been changed pursuant to any recapitalization, merger, consolidation or similar event.

         "Company" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of Company as permitted under this Note.

         "Conversion Price" has the meaning given in Section 9.1 hereof. "Conversion Shares" has the meaning given in Section 9.6 (c) hereof.

         "Custodian" shall mean any custodian, receiver, trustee, assignee, sequester, liquidator or similar official under any Bankruptcy Law.

         "Daily Market Price" means the last reported per share sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing per share bid and asked prices on such day, regular way, in either case as reported on the NASDAQ National Market or, if such Class A common stock is not quoted or admitted to trading on such quotation system, on the principal national securities exchange or quotation system on which such Class A common stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing per share bid and asked prices of such Class A common stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NASDAQ member firm selected from time to time by the Board of Directors of Company for that purpose, or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of Company.

         "Default Rate" has the meaning given in Section 16 hereof.

         "Event of Default" has the meaning given in Section 6 hereof.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

          "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

         In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "Holder" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

         "Indebtedness" with respect to any Person means, at any time, without duplication,

                  (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f) Swaps of such Person; and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

         Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person.

         "Material Subsidiary" means any Subsidiary of Company which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

         "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the other Operative Agreements, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

         "Operative Agreements" shall mean that certain Modification Agreement dated August _____, 2001 by and between Holder and Company and any and all agreements and documents to be executed and delivered in connection therewith.

          "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Prepayment Notice" has the meaning given in Section 3 hereof.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if a 50% or more interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of Company.

         "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Trading Day" shall mean (a) if the applicable security is quoted on the NASDAQ National Market, a day on which trades may be made thereon, (b) if the applicable security is listed or admitted for trading on the NYSE or another national securities exchange, a day on which the NYSE or such other national securities exchange is open for business or (c) if the applicable security is not so listed, admitted for trading or quoted, any day that is a Business Day.

         2. Interest. Accrued interest on this Note shall be due and payable quarterly, commencing on the first business day of the month immediately following 90 days after the date of issuance hereof. Interest on any portion of the principal hereof that is prepaid shall be paid on the date of such prepayment as provided herein. EasyLink may make interest payments in cash or shares of Common Stock, provided that (i) if paid in Common Stock, the Fair Market Value of the Common Stock must be equal to 120% of the cash interest payment due and (ii) payment in shares of Common Stock will not be permitted if Company's free cash balance on the interest payment date is in excess of $20 million. The "Fair Market Value" of the a share of Common Stock, for purposes of this Section 2, shall be equal to the average of the closing market prices of the Common Stock during the 10 trading days ending one week before the interest payment date (or, if there shall be no such closing price on any day, the closing market price on such day shall be deemed to be the average of the closing bid and asked prices on such day).

         3. Scheduled Installments of Principal; Mandatory Prepayment. (a) Company shall make equal semi-annual installment payments of principal in the amount of $43,319 (subject to proportionate reduction as a result of a prepayment) commencing on the second anniversary of the date of the Restructure Note and semi-annually thereafter until paid in full (7 semi-annual payments in all).

         (b) On or before June 30, 2002, up to 100% of the principal hereof and accrued interest hereon shall be subject to mandatory prepayment upon the 5th business day after the closing of one or more equity or equity-linked financings in which Company raises cash in an aggregate cumulative amount in excess of $10 million ("Eligible Financings"). In such event, Company shall prepay the note with (i) cash in an amount (up to 50% of principal hereof plus accrued interest hereon) equal to 0.61% of the net proceeds in excess of $10 million received in one or more Eligible Financings and (ii) Common Stock having a Fair Market Value equal to the cash payment. For example, if the Holder's share of the cash proceeds is $100,000, then Company would be obligated to prepay $200,000 of the note, $100,000 in cash and $100,000 in stock having a Fair Market value equal to $100,000. The "Fair Market Value" of the shares of Common Stock, for purposes of this Section 3, shall be equal to the average of the closing market prices of the Common Stock during the 10 trading days ending one week before the prepayment date (or, if there shall be no such closing price on any day, the closing market price on such day shall be deemed to be the average of the closing bid and asked prices on such day).

         4. Optional Prepayment. At any time and from time to time on or before June 30, 2002, Company may prepay all or a portion of the outstanding principal hereof and accrued interest hereon upon the same terms and conditions (that is, cash and Common Stock) as set forth in Section 3 above for mandatory prepayment, so long as Company gives the Holder at least 30 days irrevocable written notice in advance of such prepayment. At any time and from time to time, Company may prepay all or a portion of the outstanding principal hereof, together with accrued interest hereon, so long as Company gives the Holder at least 30 days irrevocable written notice in advance of such prepayment. The Company's decision to prepay this Note will not, in any way, affect the Holder's right of conversion on or before the prepayment as provided in Section 9 herein.

         5. Representations and Warranties of Company. The Company hereby represents and warrants to the Holder that:

                  (a) This Note, when issued, sold and delivered for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

                  (b) The offer and sale of this Note solely to Holder is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") and the securities registration and qualification requirements of the currently effective provisions of the securities laws of all applicable states.

                  (c) The Conversion Shares have been duly authorized and reserved and, if and when issued upon conversion of the Note, in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive or similar rights.

         6. Events of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) Company defaults in the payment of any interest on the Note when the same becomes due and payable and the default continues for a period of 30 days; or

                  (b) Company defaults in the payment of any principal or premium, if any, on the Note when the same becomes due and payable, whether at maturity or otherwise; or

                  (c) Company breaches in any material respect any representation or warranty contained in this Note or the any of the Operative Agreements, or fails to observe or perform any other covenant or agreement contained in this Note or the Operative Agreements required to be performed by any of them, and such breach is not cured or such failure continues for a period of 60 days after the receipt of written notice by Company from the Holder stating that such notice is a "Notice of Default"; or

                  (d) a default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Company or any Material Subsidiary (or the payment of which is Guaranteed by Company or any of Company's Material Subsidiaries), whether such Indebtedness or Guarantee exists on the date of this Agreement or is created hereafter, which default (i) is caused by a failure to pay when due any principal of or interest on such Indebtedness within the grace period, if any, provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $15,000,000 or more and after written receipt by Company from the Holder stating that such notice is a "Notice of Default"; or

                  (e) a final, non-appealable judgment or final non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) for the payment of money are entered by a court or courts of competent jurisdiction against Company or any Material Subsidiary and remain unstayed, unbonded or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $5,000,000; or

                  (f) Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case or proceeding; or (ii) consents to the entry of an order for relief against such company or any Material Subsidiary in an involuntary case or proceeding; or (iii) consents to the appointment of a Custodian of such company or any Material Subsidiary or for all or any substantial part of its property; or (iv) makes a general assignment for the benefit of its creditors; or (v) take corporate or similar action to effect any of the foregoing; or

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against Company or any Material Subsidiary in an involuntary case or proceeding; or (ii) appoints a Custodian of such company or any Material Subsidiary or for all or any substantial part of the property of such company or any Material Subsidiary; or
(iii) orders the liquidation of such company or any Material Subsidiary; and in each case referred to in this subsection (g) the order or decree remains unstayed and in effect for 60 days.

         7. Rights of Holder upon Default.

         (a) If an Event of Default with respect to Company described in Section 6(f) or (g) has occurred (other than an Event of Default described in clause (i) of Section 6(f) or described in clause (v) of Section 6(f) by virtue of the fact that such clause encompasses clause (i) of Section 6(f)), the Note then outstanding shall automatically become immediately due and payable. If any other Event of Default has occurred and is continuing, the Holder may at any time at its option, by notice or notices to Company, declare the Note to be immediately due and payable.

         (b) Notwithstanding the foregoing, if (i) any Event of Default described in Section 6 (a) or (b) has occurred and is continuing, the Holder of the Note may at any time, at its option, by notice or notices to Company, declare the Note to be immediately due and payable; or (ii) any Event of Default described in Section 6 (d) has occurred and is continuing and the Payment Default giving rise to such Event of Default is cured or the acceleration giving rise to such Event of Default is annulled or rescinded within 30 days after receipt of written notice of such Event of Default by Company from the Holder of the Note stating that such notice is a "Notice of Default," then such Event of Default and any declaration under Section 7 (a) above shall be deemed automatically annulled and rescinded. Upon the Note becoming due and payable under Section 7, whether automatically or by declaration, the Note will forthwith mature and the entire unpaid principal amount hereof, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

         (c) If any Default or Event of Default has occurred and is continuing, and irrespective of whether the Note has become or has been declared immediately due and payable under Section 7, the holder of the Note at the time outstanding may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Operative Agreements, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         8. Representations and Warranties of Holder. By its acceptance of this Note, the Holder makes the following representations and warranties:

                  (a) The Holder is aware of Company's business affairs and financial condition, and has acquired information about Company sufficient to reach an informed and knowledgeable decision to acquire this Note. The Holder is acquiring this Note for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                  (b) The Holder understands that this Note, and the securities into which it is convertible, have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

                  (c) The Holder further understands that this Note, and the securities into which it is convertible, must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Act.

                  (d) The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

         9. Conversion.

                  9.1 Conversion Privilege. The holder of this Note may convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into fully paid and nonassessable shares of Class A common stock, par value $.01 per share, of Company at any time prior to the close of business on the Business Day immediately preceding the final maturity date of the Note at the Conversion Price then in effect, except that, with respect to the principal amount of the Note that is subject to optional or mandatory prepayment, such conversion right shall terminate at the close of business on the Business Day immediately preceding the prepayment date (unless Company shall default in making the prepayment, including interest, when it becomes due, in which case the conversion right shall terminate at the close of business on the date on which such default is cured).

                  The number of shares of Class A common stock issuable upon conversion of a Note is determined by dividing the principal amount of the Note so converted by the Conversion Price in effect on the Conversion Date.

                  "Conversion Price" means ONE UNITED STATES DOLLAR ($1.00) [subject to appropriate adjustment in the event of a stock split, stock dividend or stock combination prior to closing], as the same may be adjusted from time to time as provided in this Section.

                  Provisions of this Agreement that apply to conversion of all of a Note also apply to conversion of a portion of it. A holder of a
         Note is not entitled to any rights of a holder of Class A common stock until such holder has converted such Note into Class A common stock, and only to the extent that such Note is deemed to have been converted into Class A common stock under this Section 9.1.

                  9.2 Conversion Procedure

         To convert the Note, the Holder must (1) complete and sign a notice of election to convert substantially in the form attached hereto (or complete and manually sign a facsimile thereof) and deliver such notice to Company, (2) surrender the Note to Company, (3) furnish appropriate endorsements or transfer documents if required by Company and (4) pay any transfer or similar tax, if required by Company in accordance with
         Section 9.4 hereof. The date on which the holder satisfies all of those requirements is the conversion date (the "Conversion Date"). As promptly as practicable on or after the Conversion Date, Company shall issue and deliver to the holder a certificate or certificates for the number of whole shares of Class A common stock issuable upon the conversion and a check or other payment for any fractional share in an amount determined pursuant to Section 9.3. The Person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such Person's rights as a holder of a Note with respect to the converted Note shall cease and such converted Note shall no longer be deemed outstanding; provided, however, that, except as otherwise provided in this Section 9.2, no surrender of a Note on any date when the stock transfer books of Company shall be closed shall be effective to constitute the Person entitled to receive the shares of Class A common stock upon such conversion as the stockholder of record of such shares of Class A common stock on such date, but such surrender shall be effective to constitute the Person entitled to receive such shares of Class A common stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the Conversion Price in effect on the date that such Note shall have been surrendered for conversion, as if the stock transfer books of Company had not been closed.

                  No payment or adjustment will be made for accrued and unpaid interest on a converted Note or for dividends or distributions on shares of Class A common stock issued upon conversion of a Note, except that, if the Holder surrenders the Note for conversion after the close of business on any record date for the payment of an installment of interest and prior to the opening of business on the next succeeding interest payment date, then, notwithstanding such conversion, accrued and unpaid interest payable on the Note on such interest payment date shall be paid on such interest payment date to the person who was the holder of the Note (or one or more predecessor Notes) at the close of business on such record date. Holders of Class A common stock issued upon conversion will not be entitled to receive any dividends payable to holders of Class A common stock as of any record time before the close of business on the Conversion Date.

                  If a holder converts more than one Note at the same time, the number of whole shares of Class A common stock issuable upon the conversion shall be based on the total principal amount of Notes converted.

                  Upon surrender of a Note that is converted in part, Company shall issue to the holder a new Note equal in principal amount to the unconverted portion of the Note surrendered.

                  9.3 Fractional Shares. Company will not issue fractional shares of Class A common stock upon conversion of a Note. In lieu thereof, Company will pay an amount in cash based upon the Daily Market Price of the Class A common stock on the Trading Day prior to the Conversion Date.

                  9.4. Taxes on Conversion. The issuance of certificates for shares of Class A common stock upon the conversion of the Note shall be made without charge to the converting Noteholder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder or holders of the converted Note; provided, however, that in the event that certificates for shares of Class A common stock are to be issued in a name other than the name of the holder of the Note converted, such Note, when surrendered for conversion, shall be accompanied by an instrument of assignment or transfer, in form satisfactory to Company, duly executed by the registered holder thereof or his duly authorized attorney; and provided further, however, that Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the holder of the converted Note, and Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to Company the amount of such tax or shall have established to the satisfaction of Company that such tax has been paid or is not applicable.

                  9.5. Company to Provide Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A common stock, solely for the purpose of issuance upon conversion of the Note as herein provided, a sufficient number of shares of Class A common stock to permit the conversion of the Note for shares of Class A common stock.

                  All shares of Class A common stock which may be issued upon conversion of the Note shall be duly authorized, validly issued, fully paid and nonassessable when so issued. The Company shall take such action from time to time as shall be necessary so that par value of the Class A common stock shall at all times be equal to or less than the Conversion Price then in effect.

                  The Company shall from time to time take all action necessary so that the Class A common stock which may be issued upon conversion of the Note, immediately upon their issuance (or, if such Class A common stock is subject to restrictions on transfer under the Act, upon their resale pursuant to an effective registration statement or in a transaction pursuant to which the certificate evidencing such Class A common stock shall no longer bear a restrictive common stock legend), will be listed on the Nasdaq National Market or such other interdealer quotation system and market or principal securities exchanges, if any, on which other shares of Class A common stock of Company are then listed or quoted.

                  9.6. Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

                           (a) In case Company shall (i) pay a dividend in shares of Class A common stock to holders of Class A common stock (or any event treated as such for U.S. Federal income tax purposes), (ii) make a distribution in shares of Class A common stock to holders of Class A common stock (or any event treated as such for U.S. Federal income tax purposes), (iii) subdivide its outstanding shares of Class A common stock into a greater number of shares of Class A common stock or
         (iv) combine its outstanding shares of Class A common stock into a smaller number of shares of Class A common stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of this Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A common stock which he would have owned immediately following such action had the Note been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                           (b) In case Company shall issue rights, options or warrants to all holders of Class A common stock entitling them to subscribe for or purchase shares of Class A common stock (or securities convertible into Class A common stock) at a price per share (or having a conversion price per share) less than the Current Market Price per share (as determined pursuant to subsection (f) below) of the Class A common stock on the record date for determining the holders of the Class A common stock entitled to receive such rights, options or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Class A common stock outstanding as of the close of business on such record date plus the number of shares of Class A common stock which the aggregate offering price of the total number of shares of Class A common stock so offered (to the holders of outstanding Class A common stock) for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price (as determined pursuant to subsection (f) below), and of which the denominator shall be the number of shares of Class A common stock outstanding on such record date plus the number of additional shares of Class A common stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date. For the purposes of this subsection (b), the number of shares of Class A common stock at any time outstanding shall not include shares held in the treasury of Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of such Class A common stock. The Company shall not issue any rights, options or warrants in respect of shares of Class A common stock held in the treasury of Company. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Class A common stock at less than the Current Market Price, and in determining the aggregate offering price of such shares of Class A common stock, there shall be taken into account any consideration received by Company for such rights, warrants, or options, the value of such consideration, if any, other than cash, to be determined by the Board of Directors.

                           (c) In case Company shall distribute to all holders of Class A common stock shares of capital stock of Company (other than Class A common stock), evidences of indebtedness, cash, rights, options or warrants entitling the holders thereof to subscribe for or purchase securities (other than rights, options or warrants described in subsection (b) above) or other assets (including securities of Persons other than Company but excluding (i) dividends or distributions paid exclusively in cash except as described in subsection (d) below, (ii) dividends and distributions described in subsection (a) above and (iii) distributions in connection with the consolidation, merger or transfer of assets covered by Section 9.11), then in each such case the

         Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in subsection (f) below) of the Class A common stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a board resolution) of the portion of the evidences of indebtedness, shares of capital stock, cash, rights, options, warrants or other assets so distributed applicable to one share of Class A common stock (determined on the basis of the number of shares of the Class A common stock outstanding on the record date), and of which the denominator shall be such Current Market Price of the Class A common stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Class A common stock entitled to receive such distribution. Notwithstanding the foregoing, in case Company shall distribute rights, options or warrants to subscribe for additional shares of Company's capital stock (other than rights, options or warrants referred to in subsection (b) above) ("Rights") to all holders of Class A common stock, Company may, in lieu of making any adjustment pursuant to the foregoing provisions of this subsection (c) of Section 9.6 make proper provision so that the holder of the Note who converts the Note (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Class A common stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Class A common stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Class A common stock into which the principal amount of the Note so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

                           (d) In case Company shall, by dividend or otherwise, at any time make a distribution to all holders of its Class A common stock exclusively in cash (including any distributions of cash out of current or retained earnings of Company but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to subsection (c) of this Section) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions made exclusively in cash to all holders of Class A common stock within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution (the "Distribution Record Date") and in respect of which no Conversion Price adjustment pursuant to subsection (c) or (e) of this Section or this subsection (d) has been made plus (y) the aggregate amount of all Excess Payments in respect of any tender offers or other negotiated transactions by Company or any of its Subsidiaries for Class A common stock concluded within the 12 months preceding the Distribution Record

         Date and in respect of which no Conversion Price adjustment pursuant to subsections (c) or (e) of this Section or this subsection (d) has been made, exceeds 12 1/2% of the product of the Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Distribution Record Date multiplied by the number of shares of Class A common stock outstanding on the Distribution Record Date (excluding shares held in the treasury of Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (d) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Distribution Record Date less the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable within such 12-month period (including, without limitation, the distribution in respect of which such adjustment is being made) applicable to one share of Class A common stock (which shall be determined by dividing the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable with respect to outstanding shares of Class A common stock within such 12 months (including, without limitation, the distribution in respect of which such adjustment is being made) by the number of shares of Class A common stock outstanding on the Distribution Record Date) and the denominator shall be such Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Distribution Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

                            (e) In case a tender offer or other negotiated transaction made by Company or any Subsidiary of Company for all or any portion of the Class A common stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the aggregate amount of such Excess Payment, together with the sum of (x) the aggregate amount of any distributions, by dividend or otherwise, to all holders of the Class A common stock made in cash (including any distributions of cash out of current or retained earnings of Company) within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "Purchase Date"), and as to which no adjustment in the Conversion Price pursuant to subsection (c) or (d) of this Section or this subsection (e) has been made plus (y) the aggregate amount of all Excess Payments in respect of any other tender offers or other negotiated transactions by Company or any of its Subsidiaries for Class A common stock concluded within the 12 months preceding the Purchase Date and in respect of which no adjustment in the Conversion Price pursuant to subsection (c) or (d) of this Section or this subsection (e) has been made, exceeds 12 1/2% of the product of the Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Purchase Date multiplied by the number of shares of Class A common stock outstanding on the Purchase Date (including any tendered shares but excluding any shares held in the treasury of Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (e) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Purchase Date less the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable within such 12 month period (including, without limitation, the Excess Payment in respect of which such adjustment is being made) applicable to one share of Class A common stock (which shall be determined by dividing the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable with respect to outstanding shares of Class A common stock within such 12 months (including, without limitation, the Excess Payment in respect of which such adjustment is being made) by the number of shares of Class A common stock outstanding on the Purchase Date) and the denominator shall be such Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the day following the Purchase Date.

                           (f) The "Current Market Price" per share of Class A common stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or such warrants or such other distribution or such tender offer or other negotiated transaction through such last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

                           (g) "Excess Payment" means the excess of (i) the aggregate of the cash and fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a board resolution) of other consideration paid by Company or any of its Subsidiaries with respect to the shares acquired in a tender offer or other negotiated transaction over (ii) the Daily Market Price on the Trading Day immediately following the completion of the tender offer or other negotiated transaction multiplied by the number of acquired shares.

                           (h) The Company reserves the right to make such reductions in the Conversion Price in addition to those required in the foregoing provisions as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients.

                           (i) The Company from time to time may decrease the Conversion Price by any amount for any period of at least 20 days (which decrease is irrevocable during such period), in which case Company shall give at least 15 days' notice of such decrease, if the Board of Directors has made a determination that such decrease would be in the best interests of Company, which determination shall be conclusive; provided however that in no case shall Company decrease the Conversion Price to less than 80% of the Current Market Price.

                           (j) In any case in which this Section 9.6 shall require that an adjustment be made immediately following a record date for an event, Company may elect to defer, until such event, issuing to the holder of the Note converted after such record date the shares of Class A common stock and other capital stock of Company issuable upon such conversion over and above the shares of Class A common stock and other capital stock of Company issuable upon such conversion on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

                  9.7. No Adjustment. No adjustment in the Conversion Price shall be required until cumulative adjustments amount to 1.0% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 9.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Class A common stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Class A common stock.

                  9.8. Other Adjustments. (a) In the event that, as a result of an adjustment made pursuant to Section 9.6 above, the holder of the Note thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of Company other than shares of its Class A common stock, thereafter the Conversion Price of such other shares so receivable upon conversion of the Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Class A common stock contained in this Section 9.

                           (b) In the event that any shares of Class A common stock issuable upon exercise of any of the rights, options or warrants referred to in Section 9.6(b) and Section 9.6(c) hereof are not delivered prior to the expiration of such rights, options, or warrants, the Conversion Price shall be readjusted to the Conversion Price which would otherwise have been in effect had the adjustment made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of such rights, options and warrants which were actually exercised.

                           (c) In any case in which Section 9.6 shall require that an adjustment be made immediately following a record date for a dividend or distribution and the dividend or distribution does not occur, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

                  9.9. Notice of Adjustment. Whenever the Conversion Price is adjusted, Company shall promptly mail to the Holder a notice of the adjustment. Such notice shall briefly state the facts requiring the adjustment and the manner of computing it and shall be signed by a Senior Financial Officer.

                  9.10. Notice of Certain Transactions.In the event that: (a) Company takes any action which would require an adjustment in the Conversion Price; (b) Company takes any action described in Section 9.11; or (c) there is a dissolution or liquidation of Company; Company shall mail to the Holder a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (a), (b) or (c) of this Section 9.10.

                  9.11. Effect of Reclassifications, Consolidations, Mergers, Continuances or Sales on Conversion Privilege. If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Class A common stock issuable upon conversion of the Note (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which Company is a party other than a merger in which Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Class A common stock, (iii) any continuance in a new jurisdiction which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value) in, outstanding shares of Class A common stock, or
         (iv) any sale or conveyance of all or substantially all of the property of Company (determined on a consolidated basis), then Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, continuance, sale or conveyance, execute and deliver to the Holder a written notice providing that the Holder shall have the right to convert the Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, continuance, sale or conveyance by a holder of the number of shares of Class A common stock deliverable upon conversion of such Note immediately prior to such reclassification, change, consolidation, merger, continuance, sale or conveyance. Such notice shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Section 9. The foregoing, however, shall not in any way affect the right a holder of a Note may otherwise have, pursuant to clause (ii) of the last sentence of subsection (c) of Section 9.6, to receive Rights upon conversion of a Note. If, in the case of any such reclassification, change, consolidation, merger, continuance, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Class A common stock includes shares of stock or other securities and property of a corporation or other business entity other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, continuance, sale or conveyance, then such notice shall also be executed by such other corporation or other business entity and shall contain such additional provisions to protect the interests of the holder of the Note as the Board of Directors of Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 9.11 shall similarly apply to successive reclassifications, changes, consolidations, mergers, continuances, sales or conveyances.

                  9.12. Cancellation of Converted Notes. All Notes delivered for conversion shall be delivered to Company to be canceled.

         10. Successors and Assigns. Subject to the restrictions on transfer described in Sections 12 and 13 below, the rights and obligations of Company and Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         11. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder.

         12. Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Holder will give written notice to Company prior thereto, describing briefly the manner thereof, together with, if requested by Company, a written opinion of Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Company. If a determination has been made pursuant to this Section 12 that the opinion of counsel for Holder is not reasonably satisfactory to Company, Company shall so notify Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of Company. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

         13. Assignment by Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to Company in connection with a reincorporation of Company in another state of the United States.

         14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Modification Agreement or on the register maintained by Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

         15. Payment. Payment shall be made in lawful tender of the United
States.

         16. Default Rate; Usury. During any period in which an Event of Default has occurred and is continuing, Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus four percent (4%). In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

         17. Expenses; Waivers. If action is instituted to collect this Note, Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

         18. No Impairment. The Company will not, by amendment of its Articles and/or Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times and in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, Company will take all such action as may be necessary or appropriate in order that Company may duly and validly issue fully paid and nonassessble Conversion Shares upon the conversion of this Note.

         19. Severablity. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         20. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state.

         IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

                                    EASYLINK SERVICES CORPORATION,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                               ELECTION TO CONVERT

         To EasyLink Services Corporation:

         The undersigned owner of the Convertible Promissory Note dated _______ (the "Note") hereby irrevocably exercises the option to convert the Note, or the portion below designated, into Class A common stock of EasyLink Services Corporation in accordance with the terms of the Note, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         The undersigned agrees to be bound by the terms of the Note relating to the Class A common stock issued upon conversion of the Note. If you want to convert the Note in whole, check the box below. If you want to convert the Note in part, indicate the portion of the Note to be converted in the space provided below.

         In whole / /



         or



         Portion of Note to be converted ($1,000 or any integral multiple thereof): $______________



         Date: ______________



         Name of Holder:



         Signature of Authorized Representative of Holder

         ______________________________________ (Sign exactly as your name appears on the other side of this Note)



         Medallion Signature Guarantee:_____________________________________



         Please print or typewrite your name and address, including zip code, and social security or other identifying number:





         If the Class A common stock is to be issued and delivered to someone other than you, please print or typewrite the name and address, including zip code, and social security or other identifying number of that person:

                                    Exhibit C


     See Exhibit D to Exhibit 99.1 for Form of Registration Rights Agreement